Exhibit 99.2

Virginia National Bankshares Corporation and Fauquier Bankshares, Inc.

Announce Strategic Merger of Equals

CHARLOTTESVILLE, Va. and WARRENTON, Va., October 1, 2020/Globe Newswire/ — Virginia National Bankshares Corporation (OTCQX: VABK) (“Virginia National”) and Fauquier Bankshares, Inc. (NASDAQ: FBSS) (“Fauquier”) today jointly announced the signing of a definitive agreement to combine in a strategic merger of equals. The combined company would have approximately $1.6 billion in total assets, $1.4 billion in total deposits, $1.3 billion in loans and more than $1.0 billion in assets under management based upon reported amounts as of June 30, 2020.

This strategic combination of like-minded community banks will create a premier Virginia financial institution with greater scale, operating leverage and complementary business lines. After the merger, the combined company will operate under the Virginia National brand and will be able to serve larger clients in its core Virginia markets of Charlottesville, Warrenton, Winchester and the counties of Albemarle, Fauquier, Frederick and Prince William. It will also accelerate current market expansions in Richmond and Northern Virginia.

“It is a rare opportunity to have two well-respected community banks of equal size in attractive markets put their individual missions aside to join forces in order to improve the experience of clients and employees and accelerate the returns of their shareholders,” said Glenn W. Rust, President and Chief Executive Officer of Virginia National. “Our entire team is honored to be entering this partnership with The Fauquier Bank, and I look forward to the leadership of The Fauquier Bank joining our team and bringing their expertise and experience to our organization.”

“There is a long-standing mutual respect between our two companies,” said Marc J. Bogan, President and Chief Executive Officer of The Fauquier Bank. “The enhanced scale and complementary business lines resulting from this transaction provides the best opportunity for both banks to better serve our major constituencies: our clients, our employees, our shareholders and our communities. We are committed to using the best practices of both companies to increase our market share across Virginia.”

The merger agreement was unanimously approved by the boards of directors of both companies and has unanimous support from all directors. Under the terms of the agreement, Fauquier shareholders will receive 0.6750 shares of Virginia National common stock for each share of Fauquier common stock held. After the merger of Fauquier into Virginia National, Virginia National shareholders will own approximately 51.4% of the combined company, and Fauquier shareholders will own approximately 48.6%.

Upon consummation of the transaction, Fauquier will merge into Virginia National and Virginia National will be the surviving holding company. Following the holding company merger, The Fauquier Bank will merge into Virginia National Bank (“VNB”) and VNB will be the surviving bank. Offices of The Fauquier Bank will be rebranded as VNB offices after systems are integrated. Virginia National’s headquarters will remain in Charlottesville, Virginia.

Following the merger, the boards of directors of Virginia National and VNB will include seven members from the current Virginia National and VNB boards and six members from the current Fauquier and The Fauquier Bank boards. Current Virginia National Chairman, William D. Dittmar, Jr., will continue to serve as Chairman of the combined company and current Fauquier Chairman, John B. Adams, Jr., will be appointed Vice Chairman. At the effective time of the merger, Mr. Rust will continue to serve as President and Chief Executive Officer of Virginia National, while Mr. Bogan will be appointed President and Chief Executive Officer of VNB. Mr. Rust and Mr. Bogan will both serve on the boards of Virginia National and VNB.

The combination is expected to be completed in the first half of 2021, subject to approval of both companies’ shareholders, regulatory approvals and other customary closing conditions.

Performance Trust Capital Partners is acting as financial advisor to Virginia National and Williams Mullen is acting as its legal advisor. Piper Sandler & Co. is acting as financial advisor to Fauquier and Troutman Pepper is acting as its legal advisor.

About Virginia National

Virginia National Bankshares Corporation is the holding company for VNB. VNB offers a full range of banking and related financial services to locally owned businesses and individuals through its four offices located in Central Virginia and one office in Winchester.

About Fauquier

Fauquier Bankshares, Inc. is the holding company for The Fauquier Bank. The Fauquier Bank is an independent community bank offering a full range of financial services, including internet banking, mobile banking, commercial, retail, insurance, wealth management, and financial planning services through eleven banking offices located in Fauquier and Prince William Counties in Virginia.

Additional Information About the Merger and Where to Find It

In connection with the proposed merger, Virginia National intends to file with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4, which will include a joint proxy statement/prospectus to be mailed to shareholders of both Virginia National and Fauquier. SECURITY HOLDERS OF VIRGINIA NATIONAL AND FAUQUIER ARE ADVISED TO READ THE REGISTRATION STATEMENT AND THE JOINT PROXY STATEMENT/PROSPECTUS WHEN THEY BECOME AVAILABLE AND ANY OTHER

DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION REGARDING VIRGINIA NATIONAL, FAUQUIER AND THE PROPOSED MERGER TRANSACTION. Security holders may obtain free copies of these documents, once they are filed, and other documents filed with the SEC on the SEC’s website at http://www.sec.gov. Security holders will also be able to obtain these documents, once they are filed, free of charge, by requesting them in writing from Tara Y. Harrison, Virginia National’s Chief Financial Officer, at 404 People Place, Charlottesville, Virginia 22911, or by telephone at (434) 817-8587, or Christine E. Headly, Fauquier’s Chief Financial Officer, at 10 Courthouse Square, Warrenton, Virginia 20186, or by telephone at (540) 349-0218.

Virginia National, Fauquier and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Virginia National and Fauquier in connection with the proposed merger. Information about the directors and executive officers of Virginia National and Fauquier will be included in the joint proxy statement/prospectus when it becomes available. Additional information regarding the interests of those persons and other persons who may be deemed participants in the transaction may be obtained by reading the joint proxy statement/prospectus regarding the proposed merger when it becomes available. You may obtain free copies of each document as described in the preceding paragraph.

This press release does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or proxy in favor of the merger, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.

Cautionary Note Regarding Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements about (i) the benefits of a merger between Virginia National and Fauquier, including future financial and operating results, cost savings, enhancements to revenue and accretion to reported earnings that may be realized from the merger; (ii) Virginia National’s and Fauquier’s plans, objectives, expectations and intentions and other statements contained in this press release that are not historical facts; and (iii) other statements identified by words such as “may”, “assumes”, “approximately”, “will”, “expects”, “anticipates”, “intends”, “plans”, “believes”, “seeks”, “estimates”, “targets”, “projects”, or words of similar meaning generally intended to identify forward-looking statements. These forward- looking statements are based upon the current beliefs and expectations of the respective management of Virginia National and Fauquier and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond the control of Virginia National and Fauquier. In addition, these forward-looking statements are subject to various risks, uncertainties and assumptions with respect to future business strategies and decisions that are subject to change and difficult to predict with regard to timing, extent, likelihood and degree of occurrence. As a result, actual results may differ materially from the anticipated results discussed in these forward-looking statements because of possible uncertainties.

The following factors, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: (1) the businesses of Virginia National and Fauquier may not be combined successfully, or such combination may take longer, be more difficult, time-consuming or costly to accomplish than expected; (2) the expected growth opportunities or cost savings from the merger may not be fully realized or may take longer to realize than expected; (3) deposit attrition, operating costs, customer losses and business disruption following the merger, including adverse effects on relationships with employees and customers, may be greater than expected; (4) the regulatory approvals required for the merger may not be obtained on the proposed terms or on the anticipated schedule; (5) the shareholders of Virginia National or Fauquier may fail to approve the merger; (6) economic, legislative or regulatory changes, including changes in accounting standards, may adversely affect the businesses in which Virginia National and Fauquier are engaged; (7) the interest rate environment may further compress margins and adversely affect net interest income; (8) results may be adversely affected by continued diversification of assets and adverse changes to credit quality; (9) competition from other financial services companies in Virginia National’s and Fauquier’s markets could adversely affect operations; (10) an economic slowdown could adversely affect credit quality and loan originations; (11) the COVID-19 pandemic is adversely affecting Virginia National, Fauquier, and their respective customers, employees and third-party service providers; the adverse impacts of the pandemic on their respective business, financial position, operations and prospects have been material, and it is not possible to accurately predict the extent, severity or duration of the pandemic or when normal economic and operation conditions will return; and (12) other factors that may affect future results of Virginia National and Fauquier, including: changes in asset quality and credit risk; the inability to sustain revenue and earnings growth; changes in interest rates and capital markets; inflation; customer borrowing, repayment, investment and deposit practices; the impact, extent and timing of technological changes; capital management activities; and other actions of the bank regulatory agencies and legislative and regulatory actions and reforms. Additional factors that could cause actual results to differ materially from those expressed in the forward-looking statements are discussed in Virginia National’s and Fauquier’s reports (such as Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K) filed with the SEC and available on the SEC’s Internet site (http://www.sec.gov).

Contacts

Virginia National Bankshares Corporation

Glenn W. Rust

President and CEO

glenn.rust@vnb.com

Phone: (434) 817-8649

Fauquier Bankshares, Inc.

Marc J. Bogan

President and CEO

marc.bogan@tfb.bank

Phone: (540) 347-6742